UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 8, 2005

                            THE KEITH COMPANIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           CALIFORNIA                   000-26561                 33-0203193
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
         Incorporation)                                      Identification No.)


                               19 TECHNOLOGY DRIVE
                            IRVINE, CALIFORNIA 92618
          (Address of Principal Executive Offices, Including Zip Code)

                                 (949) 923-6001
              (Registrant's Telephone Number, Including Area Code)

 -----------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================


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


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Pursuant to its charter, the Compensation Committee of the Board of Directors of The Keith Companies, Inc., which we refer to in this report as the Company, reviews and makes recommendations with respect to the compensation of the Company's executive officers and administers the equity incentive programs of the Company, including those in which executive officers are entitled to participate. As of the date of this report, the executive officers of the Company are the following individuals:

                       Aram Keith, Chief Executive Officer
              Gary Campanaro, Chief Financial Officer and Secretary
               Eric Nielsen, President and Chief Operating Officer
                  Tom Braun, President of Real Estate Services
                  Dean Palumbo, President, Energy & Industrial
             Robert Ohlund, President, Public Works & Infrastructure

     On February 8, 2005, the Compensation Committee approved grants of restricted stock to certain of the executive officers of the Company under the Company's Amended and Restated 1994 Stock Incentive Plan. The number of restricted shares granted to each of the executive officers is set forth opposite his name in the table below. The restricted stock vests equally over three annual vesting dates, commencing on the first anniversary of the date of grant. The Company has a repurchase right with respect to certain shares in the event that the officer's service with the Company terminates for any reason. The forms of Stock Purchase Agreements pursuant to which the awards were granted are attached hereto as Exhibits 10.1 and 10.2, and are incorporated herein by reference.

     The Company adopted a discretionary bonus plan for the benefit of its employees, including its executive officers. Pursuant to the plan, on February 8, 2005, the Compensation Committee exercised its discretion and established a bonus pool to make awards under the plan, including awards to executive officers. At that time, the Compensation Committee awarded bonuses to executive officers as reflected in the table below.


                                                                                CASH BONUS
EXECUTIVE OFFICER        TITLE                    NO. OF RESTRICTED SHARES   AMOUNT FOR 2004
-----------------        -----                    ------------------------   ---------------
Tom Braun                Pres. of Real Estate        2,000                      $75,000
                         Services
Gary Campanaro           CFO and Secretary           2,500                      $75,000
Eric Nielsen             President and COO           2,500                      $75,000
Dean Palumbo             Pres. Energy &              1,500                      $60,000
                         Industrial




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


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.    DESCRIPTION

10.1 Form of Stock Purchase Agreement for CEO, CFO, COO and other select officers under the Amended and Restated 1994 Stock Incentive Plan.

10.2 Form of Stock Purchase Agreement for all employees other than CEO, CFO, COO and other select officers under the Amended and Restated 1994 Stock Incentive Plan.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 14, 2005                           THE KEITH COMPANIES, INC.




                                                /s/ Gary C. Campanaro
                                            By: --------------------------------
                                                Gary C. Campanaro
                                                Chief Financial Officer and
                                                Secretary

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


                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

10.1 Form of Stock Purchase Agreement for CEO, CFO, COO and other select officers under the Amended and Restated 1994 Stock Incentive Plan.

10.2 Form of Stock Purchase Agreement for all employees other than CEO, CFO, COO and other select officers under the Amended and Restated 1994 Stock Incentive Plan.






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